UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05984
                                                    ----------------------------

                           THE NEW IRELAND FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                               GREENWICH, CT 06830
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                    PFPC Inc.
                           99 High Street, 27th Floor
                                BOSTON, MA 02110
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (203) 869-0111
                                                          ---------------

                       Date of fiscal year end: OCTOBER 31
                                               -----------
                   Date of reporting period: OCTOBER 31, 2006
                                            -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                       THE
                                   NEW IRELAND
                                      FUND

                         [GRAPHIC OMITTED - CASTLE PIC]

                                  ANNUAL REPORT
                                OCTOBER 31, 2006

                   COVER PHOTOGRAPH - THE CUSTOM HOUSE, DUBLIN
                      Provided courtesy of Tourism Ireland.

                             LETTER TO SHAREHOLDERS
Dear Shareholder,

INTRODUCTION
     As may be seen in the Economic Review section below, the Irish economy remains strong with growth of 5.25% expected for the current year and a slightly higher rate of 5.5% being forecast for 2007. Although the overall growth rate of the Western European economies has shown an improvement over recent months, Ireland continues to grow at almost double the average of the Euro area.

     Over the past 12 months, the Fund's Net Asset Value ("NAV") rose by a very satisfactory 45.97%. This performance was stronger than the Irish market and significantly better than the U.S. markets, as a whole. As a result, the Fund continues to rank close to or at the top of if its Western European peer group, in all time categories.

     In early November, the Board of the Fund declared a distribution for the fiscal year ended October 31, 2006, in an amount of $2.64 per share. This will be a stock distribution however, shareholders are being given the option of taking the distribution in cash, should they so wish. The $2.64 per share is comprised of long-term capital gains of $2.37, short-term capital gains of $0.03 and net income of $0.24. The distribution will be made under date of December 28, 2006 to all shareholders of record on November 14, 2006.

     As set out in the notes to the financial statements, following the indication from the Securities and Exchange Commission that the Fund could re-submit its application for a managed distribution program, the Board re-considered the matter and has decided to withdraw the Application. The Board believes that this is in the best interest of shareholders due to the significant narrowing of the discount and the strong performance of the Fund in recent years.

     A new Portfolio Manager, Peter O'Donoghue, has just been appointed to take over from Deirdre Kennedy, the current manager, who is moving to another position within Bank of Ireland Asset Management, the Fund's Advisor. Peter O'Donoghue has been with the Advisor for the past six years and, as a result, the Board does not expect that there will be any change in the approach to the management of the Fund's assets, going forward.

PERFORMANCE
     For the fiscal year just ended, the Fund's NAV rose 45.97% to $32.55 compared to the 39.67% return of the Irish Equities Index ("ISEQ"), in US dollar terms. The Fund's performance was driven by its exposure to quality Irish companies, which are benefiting from the strong economic environment in their home market while, at the same time, exploiting growth opportunities in the U.S, U.K., and elsewhere.

     As a result of the sharp correction due to lower energy prices and the easing of inflation and interest rate concerns, markets recovered strongly in the recent quarter. As a result, in the Fund's last fiscal quarter, the NAV increased by 17.0%, as compared to the 14.86% return of the ISEQ, in US dollar terms. Excluding Bank of Ireland, which the Fund is precluded from investing in, the Irish market was up 14.93% in US dollar terms. Over the same period the performance of the Irish market was well ahead of the broader European indices and the S&P 500.

     The Euro rose by 0.2% and 6.6% against the dollar over the last three and twelve months respectively and this factor also helped the performance of the Fund.

     During fiscal 2006, we continued to implement the Share Repurchase Program and over the 12 months, the Fund repurchased, and retired, 60,950 shares at a cost of $1.46 million. These repurchases represent a reduction of 1.35% of the shares outstanding at October 31, 2005 and they positively impacted the Fund's NAV by 3 cents per share. Since commencement of the Program in fiscal 2000, repurchases have totalled 1,315,250 shares representing 22.1% of total shares, which have been issued by the Fund.

ECONOMIC REVIEW
     Irish economic growth continues at a strong pace with the Irish Central Bank forecasting 5.25% Gross Domestic Product ("GDP") growth for 2006, which is similar to the rate of growth achieved in 2005. Looking ahead to 2007, growth is expected to remain strong with current forecasts looking for an increase in GDP of 5.5%. The international backdrop also remains broadly supportive with strong growth, in Europe and Asia, expected to offset moderating U.S. growth. In the first half of 2006, Euro area GDP expanded at its fastest pace in six years and forecasts have been revised upwards to 2.6%, for the full year.

     Although the outlook for the Irish economy remains relatively benign, some domestic risks are still evident. Strong increases in house price inflation have been a concern for some time, given affordability constraints. However, there have been some tentative signs from leading housing indicators that these price pressures are moderating. While consumer indebtedness remains high and is increasing, it is felt that there will be some moderation, over the coming months, as the full impact of recent European Central Bank rate increases begins to be felt. Potential external risks include rising worldwide inflationary pressures, a sharper than expected cooling of the U.S. housing market and continued uncertainty in global oil and commodity markets.

     Irish consumer sentiment was largely unchanged in October. The overall Consumer Sentiment Index stood at 86.7 in October, compared to a figure of 86.5 in September. The corresponding figure for October 2005 was 85.0.

     The economy remains close to full employment with the official unemployment rate, in September, being 4.4% and the number of people claiming unemployment benefit dropping to the lowest figure since mid-2003.

These statistics are all the more impressive given the recent surge in the labor force with almost 100,000 workers being added over the past 18 months.

     In August, retail sales volume rose 1.6%, month-on-month, with year-on-year volumes running at 5.5%. Stripping out the volatile automobile component, retail sales are ahead by 7.2%, in volume terms, year-on-year. Forecasts are for a slight moderation in this rate to 6.5%, for the full year.

     In October, due to the recent sharp drop in energy prices, the Consumer Price Index ("CPI") was 3.9%, down from levels above 4% in previous months. The European Area Consumer Price Index ("HCIP") for Ireland - which excludes mortgage related costs - was unchanged at 2.2%. As the latest oil price drop has effectively worked its way through the system, both the CPI and the HCIP are forecast to be closer to 5% and 3% respectively towards the year end. Underlying inflation is being driven by service inflation which hit an annual rate of 4.4% in October - its highest rate since December 2003.

     September saw a modest decline in the annual growth rate of private sector credit ("PSC"), which came in at 28.1% down from 28.2% in August. The three month moving average of annual credit growth in this sector has been on a downtrend since June. Annual growth in residential mortgages eased to 26.9% in September, down from 27.1% in August. Non-mortgage credit continues to grow at a faster rate than both PSC and residential mortgages, with the annual rate of growth being 32% in September, up from 31.7% in August.

EQUITY MARKET REVIEW
                                QUARTER ENDED                   YEAR ENDED
                              OCTOBER 31ST, 2006            OCTOBER 31ST, 2006
                              ------------------            ------------------

                             LOCAL                          LOCAL
                            CURRENCY        U.S. $         CURRENCY       U.S. $
                            --------        ------         --------       ------
Irish Equities (ISEQ)       +14.84%        +14.86%          31.10%        39.67%

S&P 500                      +7.93%         +7.93%          14.16%        14.16%
NASDAQ                      +13.16%        +13.16%          11.62%        11.62%
UK Equities (FTSE 100)       +3.39%         +5.60%          15.27%        24.35%
Japanese Equities            +6.10%         +4.20%          20.53%        20.24%

Euroland Equities Eurostoxx  +9.58%         +9.61%          24.54%        32.68%
German Equities (DAX)       +10.33%        +10.36%          27.18%        35.50%
French Equities (CAC 40)     +6.77%         +6.80%          20.56%        28.45%
Dutch Equities (AEX)         +7.16%         +7.19%          23.44%        31.52%

Most of the fund's holdings released interim or quarterly reports during the period - highlights were as follows:

     CRH reported a strong set of interim numbers in line with the group's pre-close trading statement released in July. First half revenues rose 27% with operating profit ahead 38% from the year earlier period. Operating performance was strong across the entire group with each of the group's six divisions posting an improved organic operating profit performance. CRH benefited from firmer demand in Europe across a number of previously lacklustre Central European economies, with the group's merchanting activities boosted by the successful integration of acquisitions completed in 2005 and 2006. A strong focus on pricing and the recovery of input costs produced an excellent result within the Group's North American Material's division while American products saw good non-residential and commercial demand. Acquisition activity has been very healthy in the current fiscal year with YTD announcements amounting to almost A2bn. Despite some expected moderation in US growth, CRH expects to deliver good profit growth in the second half and are forecasting a `healthy' advance in group profits for 2006 as a whole.

     C&C GROUP released an excellent set of interim results driven primarily by the successful roll out of the Group's premium cider brand, Magners, in the UK. Magners volumes rose an impressive 264% in the first half of the year driving a 500 basis point increase in the group operating margin and group earnings were ahead by almost 80% at A93.5 million. The Group expects the strong market performance of the cider division to continue into the second half of the year leading to an acceleration in operating profit growth. Separately, the Group announced a planned expansion of manufacturing capacity costing A200 million to cater for expected UK demand going forward.

     KINGSPAN GROUP reported a consensus-beating first half-year set of results as the Group continues to benefit from regulation based insulation demand across the UK, Ireland and Mainland Europe. Insulation boards and panels drove a 17% advance in revenues with operating margins expanding an impressive 150 basis points to 13.0%. The Group's acquisition of Century Homes offers a further leg of growth as timber-frame residential construction rises from the currently low penetration levels, in both the UK and Ireland. Despite Competition Authority rejection of the Group's plans to purchase insulation provider Xtratherm, bolt-on acquisition opportunities remain plentiful with a move into North America the most likely option. Kingspan expects `substantial' earnings growth for 2006 as a whole and 2007 order books should see some volume benefit from the recent implementation of the new UK building regulations.

     GRAFTON GROUP reported a mixed set of interim results with continued strength in Irish merchanting and DIY operations offset by a mixed sales and margin performance in the Group's UK merchanting operations. The Group saw like for like ("LFL") merchanting sales decline by 1.7% in the first half, which contributed to an 80 basis point decline in UK operating margins in the period. However, UK merchanting volumes have recovered in tandem with housing transactions and the positive trend in LFL sales has been restored in the second half, which will benefit operating margins and profit for the full year. Grafton still retains huge scope for acquisitive and organic growth, given its UK merchanting market share (9%) while, longer term, it is likely that the business model will be applied to a third jurisdiction in either Western Europe or Scandinavia.

     IAWS GROUP produced a strong set of results for fiscal 2006 with revenues ahead by almost 11% to A1.56 billion and EPS and DPS advancing 14% to 81.6c and 13.5c, respectively. The Group also announced the acquisition of U.S. sweet baked goods specialist Otis Spunkmeyer for $561 million. The deal will be earnings accretive from 2007 and returns enhancing by July 2008. Otis gives the group a presence in the high growth U.S. food service market and it also compliments existing North American operations including La Brea Bakery and the Tim Hortons joint venture. The group also announced its intention to move the Group's lower growth agri-businesses into a separate division named Origin Enterprises.

CURRENT OUTLOOK
     The Irish economic environment remains strong and the GDP growth forecast of 5.5%, for 2007, should provide a strong backdrop for Irish corporates over the coming months. Despite the risks posed by rising inflationary pressures and a slowing U.S. economy, the international outlook remains broadly positive. This should provide strong support for those Irish companies that are exposed to the international economy. Irish market valuations remain undemanding with the benchmark ISEQ index trading on 13.3x next year's earnings and yielding 2.5%.



Sincerely,

/S/ PETER HOOPER
Peter Hooper
Chairman
December 22, 2006

                         INVESTMENT SUMMARY (UNAUDITED)

                                TOTAL RETURN (%)



                               MARKET VALUE                NET ASSET VALUE (A)

                                         AVERAGE                         AVERAGE
                       CUMULATIVE        ANNUAL          CUMULATIVE      ANNUAL
One Year                   52.47         52.47             45.97          45.97
Three Year                144.15         34.62            119.81          29.99
Five Year                 226.46         28.68            185.18          23.30
Ten Year                  293.75         14.68            218.73          12.28





                        PER SHARE INFORMATION AND RETURNS


                       1997   1998   1999   2000   2001    2002   2003    2004   2005   2006
------------------------------------------------------------------------------------------------
Net Asset
 Value ($)            19.99  21.36  19.75  20.06  13.28   11.04  16.29   20.74  24.36  32.55
Income
 Dividends ($)        (0.22) (0.07)    --  (0.13) (0.01)  (0.03)    --  (0.089) (0.03) (0.16)
Capital Gains
Other
 Distributions ($)    (0.36) (0.70) (1.14) (1.60) (2.65)  (0.69)    --      --     --  (1.77)
Total
 Return (%) (a)       22.46  11.68  (2.79) 13.27 (23.76) (12.07) 47.55   28.14  17.51  45.97

NOTES

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.


PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

                PORTFOLIO BY MARKET SECTOR AS OF OCTOBER 31, 2006
                           (PERCENTAGE OF NET ASSETS)

                               [GRAPHIC OMITTED]
                      EDGAR REPRESENTATION OF DATA POINTS

Construction and Building Materials     29.31%
Financial                               19.82%
Other Assets                             7.71%
Food and Beverages                      15.25%
Health Care Services                     5.36%
Transportation                           5.45%
Business Services                        5.54%
Diversified Financial Services           4.04%
Publishing and News                      3.48%
Food and Agriculture                     4.04%


                TOP 10 HOLDINGS BY ISSUER AS OF OCTOBER 31, 2006

HOLDING                           SECTOR                         % OF NET ASSETS
-------                           ------                         ---------------
Allied Irish Banks PLC            Financial                              15.89%
CRH PLC                           Construction and Building Materials    15.31%
Kerry Group PLC, Series A         Food and Beverages                      6.95%
C&C Group PLC                     Food and Beverages                      6.59%
Kinspan Group PLC                 Construction and Building Materials     6.35%
Grafton GRP PLC-UTS               Construction and Building Materials     5.60%
Ryanair Holding PLC               Transportation                          4.86%
DCC PLC                           Business Services                       4.37%
IAWS Group PLC                    Food and Agriculture                    4.04%
Irish Life & Permanent PLC        Diversified Financial Services          4.04%

THE NEW IRELAND FUND, INC.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


                                                                    Value (U.S.)
October 31, 2006                                   Shares             (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS (98.84%)
COMMON STOCKS OF IRISH COMPANIES (97.19%)

BUSINESS SERVICES (5.54%)
     CPL Resources PLC                            260,475          $  1,778,656
     DCC PLC                                      243,763             6,595,927
                                                                   ------------
                                                                      8,374,583
                                                                   ------------
BUSINESS SUPPORT SERVICES (2.03%)
     Veris PLC*                                   500,000             3,063,257
                                                                   ------------
COMPUTER SOFTWARE AND SERVICES (0.60%)
     IONA Technologies PLC-ADR*                   169,300               900,676
                                                                   ------------
CONSTRUCTION AND BUILDING MATERIALS (29.31%)
     CRH PLC                                      654,474            23,130,633
     Grafton Group PLC-UTS                        576,174             8,457,143
     Kingspan Group PLC                           451,663             9,592,681
     McInerney Holdings PLC                       183,292             3,102,124
                                                                   ------------
                                                                     44,282,581
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (4.04%)
     Irish Life & Permanent PLC                   248,182             6,097,800
                                                                   ------------
FINANCIAL (19.82%)
     Allied Irish Banks PLC                       881,321            24,016,193
     FBD Holdings PLC                             117,402             5,933,936
                                                                   ------------
                                                                     29,950,129
                                                                   ------------
FOOD & AGRICULTURE (4.04%)
     IAWS Group PLC                               277,427             6,108,154
                                                                   ------------
FOOD AND BEVERAGES (15.25%)
     C&C Group PLC                                599,170             9,957,108
     Fyffes PLC                                   552,258             1,198,293
     Greencore Group PLC                          273,386             1,395,753
     Kerry Group PLC, Series A                    434,434            10,496,550
                                                                   ------------
                                                                     23,047,704
                                                                   ------------
HEALTH CARE SERVICES (5.36%)
     ICON PLC-Sponsored ADR*                       95,368             3,421,804
     United Drug PLC                              996,401             4,680,089
                                                                   ------------
                                                                      8,101,893
                                                                   ------------

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------


                                                                    Value (U.S.)
October 31, 2006                                   Shares             (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

PUBLISHING AND NEWS (3.48%)
     Independent News & Media PLC               1,564,683          $  5,252,357
                                                                   ------------
REAL ESTATE DEVELOPMENT (0.07%)
     Blackrock International Land PLC*            218,009               105,738
                                                                   ------------
TECHNOLOGY (2.20%)
     Horizon Technology Group PLC*              1,321,900             1,704,088
     Norkom Group PLC*                            818,699             1,619,676
                                                                   ------------
                                                                      3,323,764
                                                                   ------------
TRANSPORTATION (5.45%)
     Aer Lingus Group PLC*                        249,183               900,071
     Ryanair Holdings PLC*                        650,000             7,342,244
                                                                   ------------
                                                                      8,242,315
                                                                   ------------
TOTAL COMMON STOCKS OF IRISH COMPANIES
   (Cost $57,632,637)                                               146,850,951
                                                                   ------------
COMMON STOCKS OF UNITED KINGDOM COMPANIES (1.65%)
   (Cost U.S. $1,991,643)

CONSULTING SERVICES (1.65%)
     RPS Group PLC                                563,298             2,503,212
                                                                   ------------
TOTAL INVESTMENT COMPANIES BEFORE
   FOREIGN CURRENCY ON DEPOSIT
   (Cost $59,624,280)                                              $149,354,163
                                                                   ------------

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------


                                                     Face           Value (U.S.)
October 31, 2006                                    Value             (Note A)
--------------------------------------------------------------------------------
   FOREIGN CURRENCY ON DEPOSIT (0.22%)
     British Pounds Sterling             (pound)    7,703          $     14,691
     Euro                                 (euro)  246,150               314,176
                                                                   ------------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $323,648)**                                                    328,867
                                                                   ------------
TOTAL INVESTMENTS (99.06%)
   (Cost $59,947,928)                                               149,683,030
OTHER ASSETS AND LIABILITIES (0.94%)                                  1,418,911
                                                                   ------------

NET ASSETS (100.00%)                                               $151,101,941
                                                                   ============
-----------------------------------------------------------------------------

     *  Non-income producing security.
    **  Foreign currency held on deposit at JPMorgan Chase & Co.
   ADR  -American Depository Receipt traded in U.S. dollars.
   UTS  -Units

THE NEW IRELAND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


October 31, 2006
--------------------------------------------------------------------------------

ASSETS:
   Investments at value (Cost $59,624,280)
       See accompanying schedule                                U.S.$149,354,163
   Cash                                                                3,036,147
   Foreign currency (Cost $323,648)                                      328,867
   Foreign currency contracts appreciation                                 4,715
   Dividends receivable                                                  366,754
   Prepaid expenses                                                       63,930
                                                                    ------------
       Total Assets                                                  153,154,576
                                                                    ------------

LIABILITIES:
   Payable for investments purchased                                   1,817,666
   Investment advisory fee payable (Note B)                               82,679
   Printing fees payable                                                  43,237
   Accrued audit fees payable                                             40,104
   Administration fee payable (Note B)                                    22,681
   Custodian fees payable (JPMorgan Chase &Co.) (Note B)                  17,454
   Directors' fees and expenses (Note C)                                  13,149
   Accrued legal fees payable                                              9,843
   Accrued expenses and other payables                                     5,822
                                                                    ------------
       Total Liabilities                                               2,052,635
                                                                    ------------
NET ASSETS                                                      U.S.$151,101,941
                                                                    ============


AT OCTOBER 31, 2006 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
       Authorized 20,000,000 Shares
       Issued and Outstanding 4,641,661 Shares                  U.S.$     46,417
   Additional Paid-in Capital                                         49,079,604
   Undistributed Net Investment Income                                 1,127,060
   Accumulated Net Realized Gain                                      11,110,263
   Net unrealized Appreciation of Securities,
       Foreign Currency and Net Other Assets                          89,738,597
                                                                    ------------
TOTAL NET ASSETS                                                U.S.$151,101,941
                                                                    ============


NET ASSET VALUE PER SHARE
   (Applicable to 4,641,661 outstanding shares)
   (authorized 20,000,000 shares)
(U.S. $151,101,941 / 4,641,661)                                 U.S.$      32.55
                                                                    ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                              For the Year Ended
                                                               October 31, 2006
--------------------------------------------------------------------------------

 INVESTMENT INCOME
  Dividends                                                     U.S.$  2,810,527
  Interest                                                                22,174
                                                                    ------------

 TOTAL INVESTMENT INCOME                                               2,832,701
                                                                    ------------

 EXPENSES
  Investment advisory fee (Note B)               $    877,582
  Administration fee (Note B)                         238,275
  Directors' fees and expenses (Note C)               188,166
  Audit fees                                           42,073
  Compliance fees                                      57,615
  Legal fees                                           73,276
  Custodian fees (Note B)                              52,165
  Printing fees                                        47,072
  Other                                               179,595
                                                 ------------

 TOTAL EXPENSES                                                        1,755,819
                                                                    ------------

 NET INVESTMENT INCOME                                          U.S.$  1,076,882
                                                                    ------------

 REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE D)
  Realized gain on:
    Securities transactions                        11,110,263
    Foreign currency transactions                      50,893
                                                 ------------
  Net realized gain on investments during the year                    11,161,156
                                                                    ------------
  Net change in unrealized appreciation of:
    Securities                                     35,072,325
    Foreign currency and net other assets              16,513
                                                 ------------
  Net change in unrealized appreciation of
    investments during the year                                       35,088,838
                                                                    ------------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                      46,249,994
                                                                    ------------

 NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                               U.S.$ 47,326,876
                                                                    ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  Year Ended        Year Ended
                                               October 31, 2006 October 31, 2005
--------------------------------------------------------------------------------

Net investment income                        U.S.$    1,076,882 U.S.$   746,026
Net realized gain on investments                     11,161,156      10,748,789
Net unrealized appreciation of
   investments, foreign currency holdings and
   net other assets                                  35,088,838       5,245,601
                                                 --------------     -----------
Net increase in net assets resulting from
   operations                                        47,326,876      16,740,416

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                               (722,941)       (140,656)
   Net realized gains                                (7,997,529)             --
                                                 --------------     -----------
Net increase in net assets                           38,606,406      16,599,760
                                                 --------------     -----------

CAPITAL SHARE TRANSACTIONS:
     Value of 60,950 and 165,350 shares
     repurchased, respectively (Note F)              (1,460,049)     (3,663,755)
     Value of shares issued to shareholders in
     connection with a stock distribution (Note E)    3,766,311              --
                                                 --------------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS                                        2,306,262      (3,663,755)
                                                 --------------     -----------

NET ASSETS
   Beginning of year                                110,189,273      97,253,268
                                                 --------------     -----------
   End of period (Including undistributed
   net investment income of $1,127,060
   and $733,578, respectively)               U.S.$  151,101,941 U.S.$110,189,273
                                                 ==============     ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------

                                                      Year Ended October 31,
                               -----------------------------------------------------------------
                                       2006        2005        2004         2003         2002
------------------------------------------------------------------------------------------------
Operating Performance:
Net Asset Value,
  Beginning of Year            U.S.$  24.36    $  20.74    $  16.29     $  11.04     $  13.28
                                   --------    --------    --------     --------     --------
Net Investment Income/(Loss)           0.23        0.16       (0.00)#       0.07        (0.08)
Net Realized and Unrealized
  Gain/(Loss) on Investments           9.98        3.38        4.49         5.08        (1.50)
                                   --------    --------    --------     --------     --------
Net Increase/(Decrease) in
  Net Assets Resulting from
  Investment Operations               10.21        3.54        4.49         5.15        (1.58)
                                   --------    --------    --------     --------     --------
Distributions to Shareholders from:
  Net Investment Income               (0.16)      (0.03)      (0.09)          --        (0.03)
  Net Realized Gains                  (1.77)         --          --           --        (0.69)
                                   --------    --------    --------     --------     --------
Total from Distributions              (1.93)      (0.03)      (0.09)          --        (0.72)
                                   --------    --------    --------     --------     --------
Anti-Dilutive/(Dilutive) Impact
  of Capital Share Transactions       (0.09)++     0.11        0.05         0.10         0.06+
                                   --------    --------    --------     --------     --------
Net Asset Value,
  End of Period                U.S.$  32.55    $  24.36    $  20.74     $  16.29     $  11.04
                                   ========    ========    ========     ========     ========
Share Price, End of Period     U.S.$  30.67    $  21.95    $  18.46     $  13.81     $   8.67
                                   ========    ========    ========     ========     ========
Total Investment Return (a)          45.97%      17.51%      28.14%       47.55%     (12.07)%
                                   ========    ========    ========     ========     ========
Total Investment Return (b)          52.47%      19.07%      34.47%       59.28%     (16.05)%
                                   ========    ========    ========     ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
  End of Year (000's)          U.S.$151,102    $110,189     $97,253      $77,790      $54,856
Ratio of Net Investment
  Income/(Loss) to Average
  Net Assets                          0.86%       0.66%     (0.00)%++      0.54%      (0.64)%
Ratio of Operating Expenses
  to Average Net Assets               1.40%       1.34%       1.80%        1.78%        2.10%
Portfolio Turnover Rate                 11%         13%          5%          10%          13%

  (a) Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
  (b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
    + Amount represents $0.16 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.10) per share impact for the new shares issued as Capital Gain Stock Distribution.
   ++ Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.12) per share impact for the new shares issued as Capital Gain Stock Distribution.
    # Amount  represents  less than $0.01 per share.
   ++ Amount  represents less than 0.01%.

THE NEW IRELAND FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy over the past few years and to advance the Fund's investment objective, the investment strategy now has a bias towards Ireland's growth companies.
     Under normal circumstances, the Fund will invest at least 80% of its total assets in equity and fixed income securities of Irish companies. To the extent that the balance of the Fund's assets is not so invested, it will have the flexibility to invest the remaining assets in non-Irish companies that are listed on a recognized stock exchange. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.
A. SIGNIFICANT ACCOUNTING POLICIES:
     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.
     As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:
   Ordinary Income             $     1,248,737
   Accumulated Gains                10,988,586
   Unrealized Appreciation          89,738,597
                               ---------------
                               $   101,975,920
                               ---------------

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

     For tax purposes, at October 31, 2006 and October 31, 2005, the Fund distributed $734,293 and $140,656, respectively, of ordinary income. The Fund also distributed, for tax purposes at October 31, 2006, $7,986,177 of long-term capital gains.
     During the year ended October 31, 2006, the fund realized net foreign currency gains of $50,893, which increased distributable net income for tax purposes; accordingly such gains have been reclassified to undistributed net investment income from accumulated net realized gains.
     In 2004, the Fund submitted an application to the Securities and Exchange Commission seeking exemptive relief for the implementation of a managed distribution program. At the meeting of the Board of Directors held on December 5, 2006, the Directors decided to withdraw this application because they felt that, at the present time, this was in the best interests of shareholders due to the reduced level of discount and the strong performance of the Fund.
     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.
     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-IDC each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.
     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of October 31, 2006.
     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.
NEW ACCOUNTING PRONOUNCEMENTS:
     In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact from the adoption of FIN 48 is being evaluated, but is not anticipated to have a material effect on the financial statements.
     In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.
B.  MANAGEMENT  SERVICES:
     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average weekly net assets of the Fund up to the first $100 million and 0.50% of the value of the average weekly net assets of the Fund on amounts in excess of $100 million. In addition, Bank of Ireland Asset Management provides investor services to existing and potential shareholders.
     The Fund has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. The Fund pays PFPC Inc. an annual fee payable monthly. During the year ended October 31, 2006, the Fund incurred expenses of U.S $238,274 in administration fees to PFPC Inc.
     The Fund has entered into an agreement with JP Morgan Chase & Co. to serve as custodian of the Fund's assets. During the year ended October 31, 2006 the Fund incurred expenses for JP Morgan Chase & Co. of U.S. $52,165.
     For the year ended October 31, 2006, the Fund incurred total brokerage commissions of U.S. $43,457, of which U.S. $15,135 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.
C. DIRECTORS FEES:
     The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $14,500, plus U.S. $1,500 for each meeting of the Board of Directors attended in person or via telephone and any shareholder meeting attended in person not held on the same day as a meeting of the Board. An additional U.S. $1,500 is paid for each meeting of a Committee of the Board attended in person or via telephone. The Fund pays the Chairman of the Board of Directors of the Fund an additional fee of U.S. $35,000. Also, the Fund pays the Chairperson of the Audit Committee an additional U.S. $1,500 for each meeting of the Audit Committee attended. Each Director is reimbursed for travel and certain out-of-pocket expenses.
D. PURCHASES AND SALES OF SECURITIES:
     The cost of purchases and proceeds from sales of securities for the period ended October 31, 2006 excluding U.S. government and short-term investments, aggregated U.S. $13,461,204 and U.S. $17,979,055, respectively.

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

     At October 31, 2006, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $91,652,748 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $1,922,864. Also, on this date, the tax cost of securities for Federal Income Tax purposes is $59,624,280.
     At October 31, 2006, there were no permanent tax and book differences in gross unrealized appreciation/depreciation of securities or the cost basis of securities.
E. COMMON  STOCK:
     For the year ended October 31, 2006, the Fund issued 179,433 shares in connection with stock distribution in the amount of $3,766,311.
     On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On October 31, 2006 Bank of Ireland Asset Management held 12,609 shares representing 0.27% of the Fund's total issued shares.
     On October 31, 2006, Bank of Ireland Asset Management controlled 288,883 shares, representing 6.22% of the Funds outstanding shares. The Wachovia Corporation held 650,287 shares, as stated in a 13G filed with the Securities and Exchange Commission on February 13, 2006, representing 14.01% of the Funds outstanding shares.
F. SHARE  REPURCHASE  PROGRAM:
     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.
     For the year ended October 31, 2006, the Fund repurchased 60,950 (1.31% of the shares outstanding at October 31, 2005 year end) of its shares for a total cost of $1,460,049, at an average discount of 9.85% of net asset value.
     For the year ended October 31, 2005, the Fund repurchased 165,350 (3.53% of the shares outstanding at October 31, 2004 year end) of its shares for a total cost of $3,663,755, at an average discount of 12.07% of net asset value.
G.  MARKET   CONCENTRATION:
     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.
H.  SUBSEQUENT  EVENT:
     On November 6, 2006, the Fund declared a stock distribution of $2.64 per share, which represents a distribution from net investment income of $0.24 and realized capital gains of $2.40, being $0.03 short-term capital gains and $2.37 long-term capital gains, to shareholders of record November 14, 2006, payable December 28, 2006.

THE NEW IRELAND FUND, INC.

REPORT OF INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of THE NEW IRELAND FUND, INC.:

     We have audited the accompanying statement of assets and liabilities of The New Ireland Fund, Inc. (the "Fund"), including the portfolio holdings, as of October 31, 2006, and the related statement of operations for the year then ended and statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each year in the four-year period then ended. The financial highlights for the year ended October 31, 2002 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements in their report dated December 6, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the Fund's custodian and brokers; where replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2006, the results of its operations for the year then ended, changes in net assets for each year in the two-year period then ended and financial highlights for each year in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

[GRAPHIC OMITTED]
GRANT THORNTON LLP SIG
New York, New York
December 5, 2006

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
     The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.
     The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.
     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

ADDITIONAL INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.
     In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.
     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

ADDITIONAL INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

                             MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------
     On June 6, 2006 the Fund held its Annual Meeting of Shareholders. The following Directors were elected by the following votes: Peter J. Hooper
3,685,400  For;  221,170  Abstaining;  George G.  Moore  3,837,774  For;  68,795
Abstaining; Margaret Duffy 3,685,055 For; 221,515 Abstaining. Brendan Donohoe, Denis P. Kelleher and James M. Walton continue to serve in their capacities as Directors of the Fund.

                              FUND'S PRIVACY POLICY
--------------------------------------------------------------------------------
     The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information ("Information") is of great importance to the Fund.
     The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund's Dividend Reinvestment Plan. The Information is collected from the following sources:
     o Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.
     o From the registered shareholder's broker as the shares are initially transferred into registered form.
     Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund's service providers as needed to maintain account records and perform other services for the Fund's shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders' Information in the Fund's possession.
     The Fund's privacy policy applies only to its individual registered shareholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution's privacy policies will apply to you and the Fund's privacy policy will not.

                              PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund's website located at HTTP://WWW.NEWIRELANDFUND.COM; (3) on the SEC's website at HTTP://WWW.SEC.GOV; or (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

                            PROXY VOTING INFORMATION
--------------------------------------------------------------------------------
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at HTTP://WWW.SEC.GOV.

                                 CERTIFICATIONS
--------------------------------------------------------------------------------
     The Fund's president has certified to the New York Stock Exchange that, as of June 16, 2006, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The Fund's reports to the
Securities and Exchange Commission on Forms N-CSR and N-CSRS contain certifications by the Fund's principal executive officer and principal financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a2(a) under the Investment Company Act.

                                 TAX INFORMATION
--------------------------------------------------------------------------------
     For non-corporate shareholders 100%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period November 1, 2005 to October 31, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099 Div Form.
     For the fiscal year ended October 31, 2006, the Fund designated long-term capital gains of $10,988,586.

                           BOARD OF DIRECTORS/OFFICERS
--------------------------------------------------------------------------------



                                            LENGTH OF                    PRINCIPAL                     NUMBER OF
                           POSITION(S)        TIME                     OCCUPATION(S)               PORTFOLIOS  IN
                            HELD WITH        SERVED                      AND OTHER                  FUND  COMPLEX
NAME, ADDRESS,                THE           AND TERM                DIRECTORSHIPS DURING             OVERSEEN BY
  AND AGE                     FUND          OF OFFICE*                PAST FIVE YEARS                 DIRECTOR
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:
Peter J. Hooper, 66        Director and     Since 1990.         President of Hooper Associates-            1
Westchester Financial      Chairman of      Current             Consultants (1994 to present); ,
Center, Suite 1000         the Board        term                Director, The Ireland United States
50 Main Street                              expires in          Council for Commerce and Industry
White Plains, NY 10606                      2009.               (1984 to present); Director, Flax
                                                                Trust - America (1988 to present);
                                                                Director, Children's Medical Research
                                                                Foundation (1987 to 2004).

Margaret Duffy, 62         Director         Since 2006.         Financial Consultant, Director, the Dyson- 1
164 East 72nd Street,                       Current             Kissner-Moran Corporation (2000 to
Suite 7B                                    term                present); Partner, Arthur Andersen,
New York, NY 10021                          expires in          LLP (1981 to 2000); Chairman and
                                            2008.               Member of the Board of Directors
                                                                of the National Association of
                                                                Women Artists (2001 to present);
                                                                Director, The Little Sisters of the
                                                                Assumption Family Health Services
                                                                (2005 to present). Director, The
                                                                Ireland United States Council for
                                                                Commerce and Industry (1994 to 2005).

Denis P. Kelleher, 67      Director         Since 1991.         Chief Executive Officer, Wall Street       1
17 Battery Place                            Current             Access-Financial Services (1981 to
New York, NY 10004                          term                present); Director, Independence
                                            expires in          Community Bank (1992 to present);
                                            2007.               Chairman and Member of the Board
                                                                of Trustees St. John's University
                                                                (1998 to present).

George G. Moore, 55        Director         Since 2004.         Chairman/Chief Executive Officer,          1
8010 Towers Crescent Drive                  Current             TARGUSinfo (1993 to present);
Vienna, VA 22182                            term                Chairman, AMACAI Information
                                            expires in          Corp. (2001 to present).
                                            2009.

James M. Walton, 75        Director         Since 1990.         Chairman, Vira I. Heinz Endowment          1
Room 3902                                   Current             (1988 to present); Director, FireFly
525 William Penn Place                      term                Power Technologies, LLC,
Pittsburgh, PA 15219                        expires in          (2003 to present).
                                            2007.

----------------------
  * Each Director shall serve until the expiration of his current term and until his successor is elected and qualified.


                           BOARD OF DIRECTORS/OFFICERS
--------------------------------------------------------------------------------



                                            LENGTH OF                    PRINCIPAL                     NUMBER OF
                           POSITION(S)        TIME                     OCCUPATION(S)               PORTFOLIOS  IN
                            HELD WITH        SERVED                      AND OTHER                  FUND  COMPLEX
NAME, ADDRESS,                THE           AND TERM                DIRECTORSHIPS DURING             OVERSEEN BY
  AND AGE                     FUND          OF OFFICE*                PAST FIVE YEARS                 DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR:
Brendan Donohoe, 47**      Director and     Since 2005.         President, Bank of Ireland Asset           1
75 Holly Hill Lane         President***     Current             Management (U.S.) Limited (2005 to
Greenwich, CT 06830                         term                present); Director & Regional Director,
                                            expires in          Asia/Pacific, BIAM Australia Pty  Limited
                                            2008.               (2000 to 2005); Director & Regional
                                                                Director Asia/Pacific, Bank of Ireland Asset
                                                                Management (Japan) Limited (2000 to
                                                                2005); Managing Director, BIAM
                                                                Australia Pty Limited, (1996 - 2000);
                                                                Director, Iridian Asset Management
                                                                LLC (2005 to present).

OFFICERS***:
Brendan Donohoe            see description above

Lelia Long, 43             Treasurer        Since 2002          Senior Vice President & Director,
75 Holly Hill Lane                                              Bank of Ireland Asset Management
Greenwich, CT 06830                                             (U.S.) Limited (1999 to present);
                                                                Director, Iridian Asset Management
                                                                LLC (2002 to 2005).

Salvatore Faia, 48         Chief            Since 2005          President, Vigilant Compliance
Vigilant Compliance        Compliance                           Services (2005 to present); Senior
186 Dundee Drive,          Officer                              Legal Counsel, PFPC Inc. from
Suite 700                                                       2002 to 2004; Chief Legal Counsel,
Williamstown, NJ 08094                                          Corviant Corporation (Investment
                                                                Adviser, Broker-Dealer and Service
                                                                Provider to Investment Advisers
                                                                and Separate Account Providers)
                                                                from 2001 to 2002; Partner,
                                                                Pepper Hamilton LLP (law firm)
                                                                from 1997 to 2001.

Vincenzo A. Scarduzio, 34  Secretary        Since 2005          Assistant Vice President, Regulatory
760 Moore Road                                                  Administration, PFPC Inc.
King of Prussia, PA 19406                                       (2001 to present).

Colleen Cummings, 35       Assistant        Since 2006          Vice President & Director, Client
4400 Computer Drive        Treasurer                            Services & Administration, PFPC
Westborough. MA 01581                                           Inc. (2004 to present); Senior Manager,
                                                                Fund Administration, PFPC Inc.
                                                                (1998 to 2004).

----------------------
  * Each Director shall serve until the expiration of his current term and until his successor is elected and qualified.
 ** Mr.  Donohoe  is  deemed  to  be  an  "interested"  Director  because of his affiliation with the Investment Advisor.
*** Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

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

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

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

                           THE NEW IRELAND FUND, INC.
                             DIRECTORS AND OFFICERS
                     Peter J. Hooper     - CHAIRMAN OF THE BOARD
                     Brendan Donohoe     - PRESIDENT AND DIRECTOR
                     Margaret Duffy      - DIRECTOR
                     Denis P. Kelleher   - DIRECTOR
                     George G. Moore     - DIRECTOR
                     James M. Walton     - DIRECTOR
                     Lelia Long          - TREASURER
                     Colleen Cummings    - ASSISTANT TREASURER
                     Vincenzo Scarduzio  - SECRETARY
                     Salvatore Faia      - CHIEF COMPLIANCE OFFICER

                          PRINCIPAL INVESTMENT ADVISOR
                     Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                  ADMINISTRATOR
                                    PFPC Inc.
                              4400 Computer Drive
                        Westborough, Massachusetts 01581

                                   CUSTODIANS
                              JPMorgan Chase & Co.
                       North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer & Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

                  INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM
                               Grant Thornton LLP
                                60 Broad Street
                               New York, NY 10004

                                 CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                 c/o PFPC Inc.
                               99 High Street
                                   27th Floor
                          Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                                1-800-GO-TO-IRL (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com


IR-AN 10/06

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Margaret Duffy is qualified to serve as an audit committee financial expert serving on its audit committee and that she is "independent."


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $37,595 (2006) and $35,560 (2005).

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0.00.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,605 (2006) and $2,575
         (2005).

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.00.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                           THE NEW IRELAND FUND, INC.

                             AUDIT COMMITTEE POLICY
                                       ON

        PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

         The Audit Committee of The New Ireland Fund, Inc. (the "Fund") is charged with the responsibility to monitor the independence of the Fund's independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

                  a review of the nature of the professional services expected to be provided,

                  a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

         POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

         On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

         The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

         AUDIT SERVICES

         The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

                  Annual Fund financial statement audits
                  SEC and regulatory filings and consents

         AUDIT-RELATED SERVICES

         The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

                  Accounting consultations
                  Agreed upon procedure reports
                  Attestation reports
                  Other internal controlreports

         Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

         TAX SERVICES

         The  following   categories  of  tax  services  are  considered  to  be
         consistent with the role of the Fund's independent accountants:

                  Tax compliance services related to the filing or amendment of the following:
                  Federal, state and local income tax compliance; and Sales and use tax compliance
                  Timely RIC qualification reviews
                  Tax distribution analysis and planning
                  Accounting methods studies
                  Tax consulting services and related projects

         Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

         OTHER NON-AUDIT SERVICES

         Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

         PROSCRIBED SERVICES

         The Fund's independent accountants will NOT render services in the following categories of non-audit services:

                  Bookkeeping or other services related to the accounting records or financial statements of the Fund

                  Financial information systems design and implementation

                  Appraisal  or  valuation  services,   fairness  opinions,   or
                  contribution-in-kind reports

                  Actuarial services

                  Internal audit outsourcing services

                  Management functions or human resources

                  Broker or dealer, investment adviser, or investment banking services

                  Legal services and expert services unrelated to the audit

                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

         PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO BIAM AND BIAM AFFILIATES

         Certain non-audit services provided to Bank of Ireland Asset Management (U.S.) Limited ("BIAM") or any entity controlling, controlled by or under common control with BIAM that provides ongoing services to the Fund ("BIAM Affiliates") will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those RELATED DIRECTLY TO THE OPERATIONS AND FINANCIAL REPORTING OF THE FUND. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

         Although the Audit Committee will not pre-approve all services provided to BIAM Affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to BIAM and BIAM Affiliates.

         December 10, 2003


  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2005.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following independent directors of the registrant: Margaret Duffy, Peter J. Hooper, George G. Moore and James M. Walton.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.





                        BANK OF IRELAND ASSET MANAGEMENT
                               PROXY VOTING POLICY

TABLE OF CONTENTS:


I: PROXY VOTING PROCEDURES                                             3

A. PURPOSE                                                             3

B. SCOPE                                                               3

C. GUIDING PRINCIPLES                                                  3

D. DECISION AND VOTING PROCESS                                         3

E. PROXY VOTING COMMITTEE                                              4

F. CONFLICTS OF INTEREST                                               4

G. WHEN BIAM DOES NOT VOTE PROXIES                                     5


II: PROXY VOTING GUIDELINES                                            6
---------------------------

A. AUDITORS                                                            6

B. BOARD OF DIRECTORS                                                  6
-  Election of Directors
-  Director Indemnification and Liability Provisions
-  Board Size
-  Independent Chairman (Separate Chairman/CEO)
-  Majority of Independent Directors/Establishment of Committees
-  Director Tenure/Retirement Age
-  Filling of Vacancies/Removal of Directors

C. SHAREHOLDER RIGHTS                                                  8
-  Confidential Voting
-  Shareholder Ability to Call Special Meetings

D. PROXY CONTESTS                                                      9
-  Voting for Director Nominees in Contested Elections
-  Voting for Strategic Initiatives in Contested Elections

E. ANTI-TAKEOVER MEASURES                                              9
-  Amend Bylaws without Shareholder Consent
-  Anti-Takeover Provisions
-  Poison Pill Plans
-  Greenmail

F. CAPITAL STRUCTURE                                                   10
-  Adjustments to Par Value of Common Stock
-  Common Stock Authorization
-  Preferred Stock
-  Preemptive Rights
-  Share Repurchase Programs
-  Stock Distributions: Splits and Dividends

G. MERGERS AND CORPORATE RESTRUCTURINGS                                12
-  Going Private Transactions (LBOs and Minority Squeezeouts)
-  Spin-offs

H. EXECUTIVE AND DIRECTOR COMPENSATION                                 12

-  Golden and Tin Parachutes
-  Director Compensation
-  Stock Option Expensing

I. MISCELLANEOUS                                                       13

-  Amending Minor Bylaws
-  Changing Corporate Name
-  Changing Date, Time or Location of Annual Meeting

I        PROXY VOTING PROCEDURES
         -----------------------

A. PURPOSE

Bank of Ireland Asset Management Limited and the BIAM group of companies ("BIAM") has adopted and implemented these policies and procedures ("Policies") to seek to ensure that client proxies are voted in the clients' best interests, in accordance with BIAM's fiduciary duties to clients and, in the case of BIAM (U.S.), with SEC rule 206(4)-6 under the Investment Advisers Act of 1940. BIAM believes that the Policies set forth herein are reasonably designed to achieve that goal.

B. SCOPE

BIAM's authority to vote the proxies of its clients is established by its advisory contracts and its proxy voting guidelines have been tailored to reflect these specific contractual obligations. These Policies apply where clients have delegated the authority and responsibility to BIAM to decide how to vote proxies. Where BIAM has agreed to follow client guidelines in voting proxies, client guidelines will be followed and supercede these Policies. BIAM also will follow these Policies, as applicable, if it provides advice or recommendations about specific proxy votes to clients that have not delegated voting responsibility to BIAM. These Policies may be changed from time to time.

C. GUIDING PRINCIPLES

It is the policy of BIAM to vote all proxies for the exclusive benefit of its clients. The maximization of total return for the client as an investor in the stock being voted is the governing influence in considering corporate voting decisions.

D. DECISION AND VOTING PROCESS

BIAM's proxy voting decisions are made by the Asset Managers. (For clients that have specific voting guidelines, Portfolio Construction will determine the votes to be cast at a client level.) BIAM may vote differently on the same matter if client guidelines or specific instructions call for a vote that is inconsistent with BIAM's Proxy Voting Guidelines or a decision made by BIAM's Asset Managers. In unusual circumstances, BIAM Asset Managers may make different proxy voting decisions for different clients.

Portfolio Construction is responsible for the communication of voting decisions between the Asset Managers and BIAM's proxy voting agent (the "Agent"). Portfolio Construction provides the Agent with up to date portfolio holdings information. As a result, the Agent can provide BIAM with all voting and shareholder meeting information necessary for informed and timely decision making. The Agent is responsible for the timely and accurate processing of the voting decision, and the distribution of this decision to all relevant parties. The Agent is also responsible for unblocking / rescinding a voting decision upon request from BIAM.

E. PROXY VOTING COMMITTEE

BIAM has established a Proxy Voting Committee ("Committee") to deal with various issues associated with proxy voting. The role of the Committee is to develop and periodically review these Policies to help ensure they are up to date and reflect current regulatory requirements; review compliance with these Policies; and critically evaluate exceptions to the Policies. The Committee also is responsible for taking reasonable steps to seek to identify any material conflicts of interest on the part of BIAM or its personnel that may affect particular proxy votes. The Committee is comprised of representatives from Asset Management; Portfolio Construction; Compliance and Client Service.

F. CONFLICTS OF INTEREST

Occasions may arise where BIAM may have a material conflict of interest with respect to a matter to be voted. A material conflict of interest may exist, for example, if BIAM has a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote.

The Proxy Voting Committee provides guidance to assist BIAM personnel in identifying potential conflicts of interest and bringing them to the attention of the Committee. The Committee is responsible for evaluating the materiality of any conflicts. These Policies describe some, but not all, of the specific types of conflicts of interest that BIAM may encounter in connection with proxy voting. The Committee is expected to evaluate the particular facts and circumstances of each situation and exercise its best judgment in deciding whether the conflicts are material and how they should be addressed. A member of BIAM's senior management will be designated, upon request from the Committee, for consultation and to resolve any conflicts issue on which the Committee has been unable to reach a decision on its own.

When a material conflict of interest is identified, BIAM may (1) vote the proxies in accordance with the general rule stated in the Proxy Voting Guidelines set forth in these Policies (as may be amended from time to time), provided the guidelines specify how votes generally will be cast on that particular type of matter, i.e., the guidelines state that BIAM generally will vote "for" or "against" the proposal; (2) seek voting instructions or a waiver of the conflict from the clients whose securities are to be voted on their specific shares; (3) cast the votes for its clients in the same proportion as the vote of all other holders of such security, or "mirror vote," if information about the votes cast by other holders is reasonably and timely available to BIAM; (4) refrain from voting, other than to vote "present" for purposes of a quorum or (5) take other action appropriate under the circumstances.

An adviser-client relationship will not be considered material for conflict purposes if the gross investment advisory income received from the relationship by BIAM during its most recent fiscal year did not exceed one percent (1%) of BIAM's annual gross investment advisory income and is not expected to exceed that amount in the current fiscal year.

BIAM sets its Proxy Voting Guidelines and makes each proxy voting decision independently, in the best interests of its clients and without regard to the interests of BIAM, its parent company or any other affiliates of BIAM. In addition, as a matter of policy, BIAM will not accept or consider direction from its affiliates on how to vote any particular proxy.

G. WHEN BIAM DOES NOT VOTE PROXIES

In appropriate circumstances, BIAM may not vote proxies respecting client securities, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy and other necessary documents are not received in sufficient time to allow BIAM to analyze the material or cast an informed vote by the voting deadline; (c) BIAM concludes that the cost of voting the proxy outweighs any potential benefit to the client;
(d) in BIAM's judgment, the matter to be voted is neither material nor relevant to shareholders and the issuer of the securities; (e) securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote; or (f) the value or amount of the securities to be voted is insignificant or undeterminable. BIAM also may refrain from voting a proxy where BIAM believes that it is in the client's best interest to do so. Generally, this will occur if BIAM is in disagreement with the proposals but the management have committed to make, within an agreed time frame, appropriate changes which in BIAM's view will favor shareholders.

In certain markets, shareholders are required to stop trading securities for a specified time before or after a shareholder meeting ("Blocking Period"). BIAM may refrain from voting or cancel a vote when BIAM concludes that it is more beneficial to clients to be free to trade the securities than to vote securities. In addition, BIAM will, to the best of its ability, unblock a share position that is subject to a Blocking Period if there is danger of a failed trade. Blocking only occurs in certain markets and the Blocking Periods and rules vary from country to country, and in certain circumstances, from company to company.

II       PROXY VOTING GUIDELINES
         -----------------------

The following are guidelines and as such are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when BIAM will not vote in strict adherence to these guidelines. Votes on matters not covered by these guidelines will be determined in accordance with the guiding principles set forth above. Certain proxy questions that are company specific and of a non-routine nature may be more appropriately handled on a case-by-case basis. At any time, BIAM may seek voting instructions from some or all clients holding the securities to be voted.

A. AUDITORS

BIAM generally will vote FOR proposals to ratify auditors, unless there is reason to believe that an auditor has a material financial interest in or association with the company, and is therefore not independent, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

B. BOARD OF DIRECTORS


ELECTION OF DIRECTORS

Electing directors is an important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

     >> BIAM generally will vote FOR all nominees in uncontested elections. However, each election is examined on a case-by-case basis and BIAM will withhold votes for individual nominees or entire slates of directors if it believes such action is in the best interest of shareholders.

DIRECTOR INDEMNIFICATION AND LIABILITY PROVISIONS

Directors and officers are often faced with difficult choices and should be willing to make decisions that are not risk-averse. BIAM believes that directors should not be held accountable for actions taken where they have acted honestly and in good faith but should not be fully released from liability if they act outside of such parameters.

     >> BIAM generally will vote FOR proposals providing for indemnification and liability limitations for officers and directors, provided the policies are limited to the director acting honestly and in good faith and putting the interests of the company first, rather than eliminating entirely director's and officer's liability for monetary damages for violating the duty of care.

BOARD SIZE

Proposals to allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. By increasing the size of the board, management can make it more difficult for dissidents to gain control.

     >> BIAM generally will vote FOR proposals that seek to fix the size of the board.

     >> BIAM generally will vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

     >> BIAM generally will vote FOR proposals to separate the roles of Chairman and CEO.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

BIAM believes that having a board independent of management is of the utmost importance to both a company and its shareholders.

     >> BIAM generally will vote FOR proposals asking that a majority or more of directors be independent.

     >>  BIAM  generally  will  vote FOR  proposals  asking  that  board  audit, compensation, and/or nominating committees be "independent". Independence does not necessarily require that the entire committee be composed of independent directors.

DIRECTOR TENURE/RETIREMENT AGE

Tenure and Age limits impose an arbitrary threshold beyond which director's may not serve regardless of the director's performance.

     >> BIAM believes that directors should be judged on their own merit and generally will not support proposals for such arbitrary guidelines as age restrictions.

     >> BIAM generally will vote FOR proposals that require directors to present themselves for re-election on a periodic basis.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Shareholder ability to remove directors, with or without cause, is prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. If the state or company has specified that removal may only be for cause, then such things as self-dealing or fraud will allow for the removal of a director. Removal without cause requires no such showing, which would allow shareholders to remove through a majority vote any director before his or her term expires.

     >> BIAM will evaluate on a CASE-BY-CASE basis proposals that members of the board can only be removed for cause.


C. SHAREHOLDER RIGHTS


CONFIDENTIAL VOTING

In a confidential voting system, all proxies, and voting tabulations that identify individual shareholders are kept confidential. This confidentiality can eliminate any real or perceived coercion towards voters.

     >> BIAM generally will vote FOR proposals that corporations adopt confidential voting, use independent vote tabulators or use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

     >> BIAM generally will vote FOR proposals to adopt confidential voting by shareholders.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Certain matters may arise between regularly scheduled shareholder meetings that require attention. The inability of shareholders to call meetings could result in shareholders being unable to remove directors, initiate a shareholder resolution or respond to a beneficial offer without having to wait for the next scheduled meeting. The inability to call a special meeting and the resulting insulation of management could adversely affect corporate performance and shareholder returns.

     >> BIAM generally will vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

     >> BIAM generally will vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

D. PROXY CONTESTS

Proxy contests can play a valuable role in removing entrenched directors and creating a means for corporate change.


VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Electing directors is an important stock ownership right that shareholders can exercise.

     >> BIAM will review on a CASE-BY-CASE basis how it will cast its votes for directors in a contested election based upon what BIAM believes are the director nominees that will serve in the best interests of shareholders and will enhance shareholder value.

VOTING FOR STRATEGIC INITIATIVES IN CONTESTED ELECTIONS

     >> Votes in a contested election to approve a strategic initiative will be evaluated on a CASE-BY-CASE basis and voted in favor of the position that BIAM believes will be in the best interest of shareholders and will enhance shareholder value.

E. ANTI-TAKEOVER MEASURES

BIAM generally will vote AGAINST anti-takeover proposals if such proposals act against the common interests of shareholders.


AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

     >> BIAM generally will vote AGAINST proposals giving the board exclusive authority to amend the Bylaws.

     >> BIAM generally will vote FOR proposals giving the board the ability to amend the bylaws with shareholder consent.

ANTI-TAKEOVER PROVISIONS

     >> BIAM generally will vote AGAINST any proposed amendments to corporate Articles, Bylaws or Charters that include anti-takeover provisions.


POISON PILL PLANS

Poison pills (or shareholder rights plans) are tactics used by management fearing an unwelcome takeover bid. They cause a variety of events to occur which may make the company financially less attractive to a potential acquirer.

     >> BIAM generally will vote FOR a proposal that the company submit a shareholder rights plan (poison pill) to a shareholder vote.

     >> BIAM generally will vote AGAINST a proposal to renew or amend an existing shareholder rights plan (poison pill).

     >> BIAM generally will vote FOR a proposal to redeem a shareholder rights plan (poison pill).

     >> BIAM generally will vote AGAINST an increase in capital stock for use in the implementation of a shareholder rights plan (poison pill).

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. This transferred cash could, absent the greenmail payments, be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

     >> BIAM generally will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make a greenmail payment.

F. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value printed on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent. Many times proposals to reduce par value stem from state law requirements or banking regulations.

     >> BIAM generally will vote FOR management proposals to reduce the par value of common stock.


COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares a board is authorized to issue. Companies increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

     >> BIAM generally will vote FOR increases in common stock authorized provided such action is determined to be in the shareholders' best interests.

     >> BIAM will review on a CASE-BY-CASE basis proposals to approve a reduction in the number of shares of common stock authorized for issue or an elimination of an authorized class of common stock.

PREFERRED STOCK

     >> BIAM will review on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     >> BIAM will review on a CASE-BY-CASE basis proposal to eliminate a currently authorized class of preferred stock.


PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the class they own, in an amount equal to the percentage of the class they already own. These rights provide shareholders with some protection from involuntary dilution of their ownership interest.

     >> BIAM generally will vote FOR proposals that restore preemptive rights of shareholders.

SHARE REPURCHASE PROGRAMS

     >>  BIAM  generally  will  vote  FOR  management   proposals  to  institute
         open-market share repurchase plans (Stock Repurchase Program).


STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

     >> BIAM generally will vote FOR management proposals to increase the common share authorization for a stock split or share dividend.

     >>  BIAM generally will vote FOR recommended stock splits.

G. MERGERS AND CORPORATE RESTRUCTURINGS

     >> BIAM will review on a CASE-BY-CASE basis proposals for mergers and acquisitions.


GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

     >> BIAM will review on a CASE-BY-CASE basis proposals to take a company private, taking into account factors including, but not limited to, offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

SPIN-OFFS

     >> BIAM will review on a CASE-BY-CASE basis proposed spin-offs, taking into consideration factors including, but not limited to, tax and regulatory advantages, planned use of the sale proceeds, valuation of the spin-off, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes and changes in the capital structure.

H. EXECUTIVE AND DIRECTOR COMPENSATION

     >> BIAM will evaluate on a CASE-BY-CASE basis all proposed executive and director compensation plans.

GOLDEN AND TIN PARACHUTES

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. Golden parachutes are payments to senior level management that are triggered during a change of control. The calculation is usually based on some multiple of an employee's annual or monthly compensation. Some companies are extending the coverage to all employees via tin parachutes.

     >> BIAM generally will vote FOR proposals that the company eliminate or restrict existing severance agreements, change-in-control provisions, or golden parachutes.

DIRECTOR COMPENSATION

BIAM believes that director compensation should be appropriate for the time and effort that directors spend executing their duties.

     >> BIAM evaluates all director compensation proposals on a CASE-BY-CASE basis.

STOCK OPTION EXPENSING

     >> BIAM generally will vote FOR proposals that the company to expense stock options unless management has already publicly committed to start expensing by a specific date.


I. MISCELLANEOUS


AMENDING MINOR BYLAWS

     >> BIAM generally will vote FOR management proposals for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGING CORPORATE NAME

     >> BIAM generally will vote WITH MANAGEMENT with regard to changing the corporate name.

CHANGING DATE, TIME OR LOCATION OF ANNUAL MEETING

     >> BIAM generally will vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. BIAM requires at least ten days notice of any such change in order to allow for custodian deadlines.




                                                                      07/01/2003

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

         PETER O'DONOGHUE, CFA, EQUITY MANAGER

         Peter O'Donoghue joined Bank of Ireland Asset Management (the "Advisor") in 2001 though the graduate recruitment programme. Prior to joining the Asset Management team, Peter held a number of roles in various areas of the business including Portfolio Construction, Global Support and our European office. He holds a BA in International Business & Languages from Dublin City University and is also a CFA charterholder. Peter is also a member of the Society of Investment Analysts of Ireland. Peter O'Donoghue is primarily responsible for the management of the Registrant's portfolio and has responsibility for all the day-to-day management of the Registrant portfolio including stock research, stock selection and portfolio management. Peter O'Donoghue was appointed as Portfolio Manager of the Registrant on December 7, 2006.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

         OTHER  ACCOUNTS  MANAGED BY PORTFOLIO  MANAGER(S)  OR  MANAGEMENT  TEAM
         MEMBER

         As of December 31, 2006 Mr. O'Donoghue did not manage any other registered investment companies.

         Peter O'Donoghue is also a member of the Balanced Product Investment Team. As of October 31, 2006 this team managed the following accounts:

                                                                              No. of Accounts         Total Assets in
                                     Total                                  where Advisory Fee        Accounts where
         Type of                No. of Accounts                                is Based on        Advisory Fee is Based
         ACCOUNTS                   MANAGED             TOTAL ASSETS            PERFORMANCE           on PERFORMANCE
         ---------                  -------             ------------            -----------             ------------
         Registered                    0                     $0                      0                       0
         Investment
         Companies:

         Other Pooled                  17              $5,238,817,169                0                       0
         Investment Vehicles:

         Other Accounts:              235             $11,473,998,069                0                       0


         POTENTIAL CONFLICTS OF INTERESTS

         In recognition of the fact that conflicts of interest are inherent in the investment management business, the Advisor has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities.

         The Advisor has adopted a code of ethics policy that is designed to reduce the risk of actual or potential conflicts of interest with dealings on behalf of clients. The code reflects the Advisor's fiduciary obligations and those of its employees, and requires that all employees comply with all applicable federal securities laws. The Advisor's personal dealing rules apply to all employees. In summary, the code requires pre-approval of all personal dealings in equity securities or securities that derive their value from equity securities. As a general matter, permission to execute a proposed personal trade in a security will generally be refused if the Advisor has executed, or intends to execute material client trades in the same security, in the seven days before or the seven days following the proposed employee deal. The code requires employees to report any transactions in mutual funds where the Advisor acts as an adviser or sub-adviser to the fund. The code also covers issues such as prohibited transactions, blackout periods for transactions, and short term trading.

         In addition to managing the Registrant's Portfolio, the Portfolio Manager is a member of a team that manages multiple portfolios for multiple clients. Accordingly the Portfolio Manager may have responsibility for managing the investments of multiple accounts with a common investment strategy or several investment styles. Accordingly, client portfolios may have investment objectives, strategies, time horizons and risk profiles that differ from those of the Registrant. The portfolio Manager makes investment decisions for the Registrant based on its investment objective, policies and other relevant investment considerations, Consequently, the Portfolio Manager may purchase or sell securities for one client portfolio and not another client portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager may place transactions on behalf of other clients that are directly or indirectly contrary to investment decisions made on behalf of the Registrant, which has the potential to adversely impact the Registrant, depending on market conditions. There is a fiduciary duty for the Advisor to act in good faith for the benefit of its clients; to disclose fully and fairly all material facts; and to allocate trades in a fair and equitable manner. The Advisor has implemented allocation procedures that specify the factors taken into account in making allocation decisions for its clients and to ensure that all accounts with substantially similar investment objectives are treated equitably. These procedures ensure that clients are treated fairly as to the securities purchased or sold for their accounts, in the priority of execution of orders and the allocation of trades.

         Generally, the above will be achieved by allocating on a simple pro-rata basis. However, to ensure that all clients get meaningful order sizes in a cost effective manner, allocations to clients are generally targeted to be greater than 0.03% of each client's account assets. There are exceptions to the 0.03% De Minimus allocation such as when IPO orders are only partially filled. Partially filled IPO orders are generally allocated pro-rata in accordance with the original order without reference to achieving a minimum targeted percentage of client assets. Lastly the performance of similarly managed accounts is monitored to ensure consistency of performance and to detect any unexplained significant differences.

(A)(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
         MEMBERS

         THE REGISTRANT PAYS THE ADVISOR A FEE BASED ON THE ASSETS UNDER MANAGEMENT OF THE FUND AS SET FORTH IN THE ADVISORY AGREEMENT. THE ADVISOR PAYS ITS INVESTMENT PROFESSIONALS OUT OF ITS TOTAL REVENUES AND OTHER RESOURCES, INCLUDING THE ADVISORY FEE EARNED WITH RESPECT TO THE REGISTRANT. THERE ARE THREE COMPONENTS TO THE COMPENSATION STRUCTURE USED BY THE ADVISOR. The compensation package is highly competitive and includes a competitive fixed base salary, a performance-linked bonus and a Bank of Ireland Group capital stock issue plan. Compensation is not based on the value of assets held in the Registrant's portfolio.
         The performance measures used are applied consistently among all portfolio managers and portfolios.

         The bonuses paid to the portfolio managers are linked both to the quality of an individual's stock research and also to the contribution they make to the performance of the product group and/or portfolio to which they are associated. The primary performance assessment of the portfolio manager is based on how the client portfolios perform relative to benchmarks, market indices and similar funds run by competitor managers.

         The stock issue plan is based on the overall profitability of Bank of Ireland while bonuses are based on the profitability of Bank of Ireland Asset Management and on individual achievement.

(A)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

         As of December 31, 2006 beneficial ownership of shares of the registrant by the Portfolio Manager is as follows:

               Name of Portfolio                Dollar ($) Range of
                   Manager or                        Fund Shares
                  TEAM MEMBER                    BENEFICIALLY OWNED

                Peter O'Donoghue                        $0



(B)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                                                                    (D) MAXIMUM NUMBER (OR
                                                                      (C) TOTAL NUMBER OF          APPROXIMATE DOLLAR VALUE)
                                                                       SHARES  (OR UNITS)          OF SHARES (OR UNITS) THAT
                  (A) TOTAL NUMBER OF                                 PURCHASED AS PART OF           MAY YET BE PURCHASED
                   SHARES (OR  UNITS)    (B) AVERAGE  PRICE PAID    PUBLICLY ANNOUNCED PLANS         UNDER THE PLANS OR
     PERIOD            PURCHASED           PER SHARE (OR UNIT)             OR PROGRAMS                    PROGRAMS

May 1 2006 to     0                      0                          0                             452,318
May 31 2006

June 1 2006 to    0                      0                          0                             452,318
June 30 2006

July 1 2006 to    7,000                  25.49                      7,000                         452,318
July 31 2006

August 1 2006     0                      0                          0                             452,318
to August 31
2006


September 1       0                      0                          0                             452,318
2006 to
September 30
2006

October 1 2006    0                      0                          0                             452,318
to October 31
2006

Total             7,000                  25.49                      7,000                         452,318


a.       The date each plan or program was announced: February 2000
b. The dollar amount (or share or unit amount) approved: 10% of shares outstanding at the previous fiscal year end
c.       The expiration date (if any) of each plan or program: None
d. Each plan or program that has expired during the period covered by the table: None
e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) THE NEW IRELAND FUND, INC.

By (Signature and Title)*  /S/ BRENDAN DONOHOE
                         -------------------------------------------------------
                           Brendan Donohoe, President
                           (principal executive officer)

Date              JANUARY 3, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ BRENDAN DONOHOE
                         -------------------------------------------------------
                           Brendan Donohoe, President
                           (principal executive officer)

Date              JANUARY 3, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ LELIA LONG
                         -------------------------------------------------------
                           Lelia Long, Treasurer
                           (principal financial officer)

Date              JANUARY 3, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.